Exhibit 99.2

Q2 2017 Conference Call Veeco Instruments Inc. August 3, 2017

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

CEO Introduction John Peeler

Represents Veeco excluding Ultratech, Inc., which Veeco acquired on May 26, 2017 15¢ Non-GAAP EPS $115M Revenue Q2 2017 Highlights Bookings up sequentially; backlog building Revenue and Adjusted EBITDA* in line with guidance MOCVD & PSP System demand drove results in Lighting, Display & Power Completed strategic acquisition of Ultratech to build scale and diversify revenue $123M Bookings Q2 Results $12.8M Adjusted EBITDA Note: A reconciliation of GAAP to Non-GAAP financial measures may be found in Back-up & Reconciliation Tables

Ultratech At a Glance Blue-chip customer base Lithography for Advanced Packaging Comprehensive portfolio, addressing critical A/P process steps Together with Veeco’s Ion Beam Deposition and Etch, addresses emerging opportunities with greater scale LSA and 3D Inspection for Semiconductor Manufacturing Laser Annealing/Millisecond Anneal - Required for Logic at 28nm and below 3D Inspection Tool - Addresses both Logic and Memory Track Record of Technology Leadership

CFO Financial Review Sam Maheshwari

Q2 2017 Revenue Breakdown by End Market and Geography Lighting, Display & Power Electronics driven by continued roll-out of MOCVD and PSP systems into China Q2 2017 Revenue by End Market Q2 2017 Revenue by Geography Note: Amounts may not calculate precisely due to rounding 19% Advanced Packaging, MEMS & RF 9% Front-End Semi 49% Lighting, Display & Power Electronics $115M 43% Rest of World 23% China 16% EMEA 18% United States 23% Scientific & Industrial Concentration of revenue from China decreased from 43% last quarter

P&L Highlights ($M) Q1 17 Q2 17 Q1 17 Q2 17 Revenue $94.4 $115.1 $94.4 $115.1 Gross Profit 34.2 38.7 34.9 46.7% 36.2% 33.6% 37.0% 40.6% R&D 15.0 18.6 14.6 17.9 SG&A & Other 20.4 22.7 15.9 19.2 Operating Income (5.8) (27.0) 4.4 9.6 Net Income 1.1 (18.4) 3.6 6.4 EPS $0.03 ($0.43) $0.09 $0.15 Adjusted EBITDA 7.3 12.8% 7.7% 11.1% GAAP Non-GAAP Note: Amounts may not calculate precisely due to rounding A reconciliation of GAAP to Non-GAAP financial measures is contained in the Back Up & Reconciliation Tables Gross margins reflect favorable mix, and the inclusion of Ultratech results from the acquisition date (May 26, 2017)

($M) Q4 16 Q1 17 Q2 17 Cash & Short-term Investments 344 682 303 Accounts Receivable 58 51 108 Inventories 77 65 120 Accounts Payable 23 31 46 Long-term Debt 0.8 268 270 Cash Flow from Operations 0.4 6.3 (15.9) Financial Highlights DSO 56 49 85 DOI 134 107 109 DPO 36 47 54 Note: Amounts may not calculate precisely due to rounding Cash balance primarily reflects net cash used for Ultratech acquisition of $378 million.

Q3 2017 Guidance Revenue $125M–$145M $125M–$145M Gross Margins 37%–39% 39%–41% Net Income (Loss) ($25M)–($16M) ($4M)–$5M Earnings Per Share ($0.53)–($0.34) ($0.09)–$0.09 Non-GAAP Operating Income $0M–$9M Non-GAAP GAAP Note: A reconciliation of GAAP to Non-GAAP financial measures is contained in the Back Up & Reconciliation Tables

Business Update & Outlook

Veeco MOCVD – Sustaining Our Leading Market Position Demand driven by: Continued migration to larger sized TVs; - requiring more LEDs to backlight Growing adoption of Fine-pitch Display; - stadiums, lobbies, retail Market strength drawing competition from China Chinese competitors trying to close gap Executing technology roadmap New EPIK tool – the industry benchmark for highest productivity per fab foot - doubles capacity of EPIK 700 Multiple system orders received from leading LED manufacturers Stadium fine-pitch LED display New Product Formal launch soon

Veeco Advanced Packaging, MEMS and RF Booked multiple orders for Wafer Level Packaging (WLP), Cu Pillar, optical sensor and LED applications Achieved significant milestone with major memory manufacturer Advanced Packaging Lithography capacity expansion being moderated due to slower production of logic die for high end mobile devices Veeco PSP and Lithography positioned for longer term growth Foundry and OSAT utilization projected to approach 80-90% to support wider adoption of Fan-Out Wafer Level Packaging (FOWLP) applications Advanced FOWLP gaining traction with adoption of 7nm node, that will drive A/P capacity increase in early 2018 MEMS market accelerating RF market showing signs of recovery

Ultratech Update – Integration on Track Integration proceeding well Key milestones achievable over next 18-24 months ERP conversion Field integration Material cost reductions Focused R&D projects Synergies greater than originally anticipated Acquisition Closed May 26, 2017 Platform to Deliver Enhanced Shareholder Value Accelerates growth potential in Advanced Packaging Expected to increase scale and diversify revenue

Summary 2017 will be a transformative year for Veeco Backlog building – expect stronger 2H Ultratech integration on track Veeco executing on strategy to increase scale, diversify revenue and improve profitability

Q&A

Back Up & Reconciliation Tables

Note On Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Adjusted EBITDA and non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Supplemental Information—GAAP to Non-GAAP Reconciliation US$ millions Q1 17 Q2 17 GAAP Net Income (Loss) $1.1 $(18.4) Add: Share-Based Comp 4.2 9.6 Add: Amortization 2.9 6.4 Add: Restructuring 1.3 2.4 Add: Acquisition Related 1.4 9.9 Add: Release of inventory fair value step-up for purchase accounting - 7.4 Add: Depreciation of PP&E fair value step-up for purchase accounting - 0.1 Add: Accelerated Depreciation 0.1 0.1 Add: Depreciation 2.8 3.2 Add: Asset Impairment 0.5 0.7 Add: Interest Expense 3.3 4.3 Subtract: Tax benefit (10.3) (12.9) Adjusted EBITDA $7.3 $12.8 Note: Amounts may not calculate precisely due to rounding US$ millions Q1 17 Q2 17 Net Sales $94.4 $115.1 GAAP Gross Profit 34.2 38.7 GAAP Gross Margin 36.2% 33.6% Add: Release of inventory fair value step-up for purchase accounting - 7.4 Add: Share-Based Comp 0.7 0.5 Add: Accelerated Depreciation 0.1 0.1 Non-GAAP Gross Profit $34.9 $46.7 Non-GAAP Gross Margin 37.0% 40.6% US$ millions, except per share data Q1 17 Q2 17 GAAP Basic EPS 0.03 (0.43) GAAP Diluted EPS 0.03 (0.43) GAAP Net Income (Loss) 1.1 (18.4) Add: Share-Based Comp 4.2 9.6 Add: Amortization 2.9 6.4 Add: Restructuring 1.3 2.4 Add: Acquisition Related 1.4 9.9 Add: Release of inventory fair value step-up for purchase accounting - 7.4 Add: Depreciation of PP&E fair value step-up for purchase accounting - 0.1 Add: Accelerated Depreciation 0.1 0.1 Add: Asset Impairment 0.5 0.7 Add: Non-Cash Interest Expense 2.2 2.7 Add: Tax Adjustment from GAAP to Non-GAAP (9.9) (14.5) Non-GAAP Net Income (Loss) 3.6 6.4 Non-GAAP Basic EPS 0.09 0.15 Non-GAAP Diluted EPS 0.09 0.15 US$ millions Q1 17 Q2 17 GAAP Net Income (Loss) $1.1 $(18.4) Add: Share-Based Comp 4.2 9.6 Add: Amortization 2.9 6.4 Add: Restructuring 1.3 2.4 Add: Acquisition Related 1.4 9.9 Add: Release of inventory fair value step-up for purchase accounting - 7.4 Add: Depreciation of PP&E fair value step-up for purchase accounting - 0.1 Add: Accelerated Depreciation 0.1 0.1 Add: Asset Impairment 0.5 0.7 Add: Interest Expense 3.3 4.3 Subtract: Tax benefit (10.3) (12.9) Non-GAAP Operating Income $4.5 $9.6

Q2 2017 GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $115.1 $115.1 Gross Profit 38.7 0.5 7.5 46.7 Gross Margin 33.6% 40.6% Research and Development 18.6 (0.7) 17.9 Selling, General, and Administrative and Other 22.7 (3.4) (0.1) 19.2 Net Income (Loss) $(18.4) 9.6 6.4 8.8 $6.4 Income (Loss) Per Common Share: Basic $(0.43) $0.15 Diluted (0.43) 0.15 Weighted Average Number of Shares: Basic 42.7 42.9 Diluted 42.7 43.2 Other Non-GAAP Adjustments Restructuring 2.4 Acquisition Related 9.9 Release of inventory fair value step-up associated with the Ultratech purchase accounting 7.4 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.1 Accelerated Depreciation 0.1 Asset Impairment 0.7 Non-Cash Interest Expense 2.7 Non-GAAP Tax Adjustment (14.5) Total Other 8.8 Note: Amounts may not calculate precisely due to rounding

Q3 2017 Guidance GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $125–$145 $125–$145 Gross Profit 46–56 1 — 3 50–60 Gross Margin 37%–39% 39%–41% Net Income (Loss) ($25)–($16) 5 13 3 ($4)–$5 Income (Loss) per Diluted Share ($0.53)–($0.34) ($0.09)–$0.09 GAAP Net Income (Loss) ($25)–($16) Share-Based Compensation 5 Amortization 13 Restructuring 2 Acquisition related expense 1 Release of inventory fair value step-up associated with Ultratech purchase accounting 3 Interest Expense 5 Income Tax Expense (Benefit) (4) Non-GAAP Operating Income $0–$9 Non-GAAP Adjustments Note: Amounts may not calculate precisely due to rounding

Historical Revenue by Market (New Category vs. Old Category) New Market Category Q1 16 Q2 16 Q3 16 Q4 16 FY 16 Q1 17 Q2 17 Lighting, Display & Power Electronics 22.9 24.8 49.4 39.1 136.2 54.2 56.2 Advanced Packaging, MEMS & RF 23.3 17.0 12.1 15.9 68.3 11.6 21.4 Scientific & Industrial (includes Data Storage) 30.8 31.8 21.0 36.0 119.6 27.2 27.0 Front-End Semiconductor (previously in Scientific & Industrial) 1.0 1.8 3.0 2.5 8.3 1.5 10.4 Old Market Category Q1 16 Q2 16 Q3 16 Q4 16 FY 16 Q1 17 Q2 17 Lighting, Display & Power Electronics 22.9 24.8 49.4 39.1 136.2 54.2 56.2 Advanced Packaging, MEMS & RF 23.3 17.0 12.1 15.9 68.3 11.6 21.4 Scientific & Industrial 14.9 19.8 13.9 26.3 74.9 15.1 26.5 Data Storage 16.9 13.7 10.0 12.4 53.0 13.6 10.9 $M $M